UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 ___________________

FORM 8-K
 ___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 9, 2018
Date of Report (Date of earliest event reported)
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CAPITAL ONE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)
(Not applicable)
 ___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 1, 2018, John G. Finneran, Jr. will transition from his current role as General Counsel of Capital One Financial Corporation (the “Company”) and become the Company’s Chief Risk Officer succeeding Kevin S. Borgmann. Mr. Borgmann has served as the Company’s Chief Risk Officer since January 31, 2013 and will transition into the role of Senior Advisor to Chairman and CEO Richard D. Fairbank and the Company’s executive team. The Company has been fully satisfied with Mr. Borgmann’s performance as Chief Risk Officer. This change in responsibility is being made at Mr. Borgmann’s request and is unrelated to the financial or risk performance of the Company. In his new role, Mr. Borgmann will continue to report to Mr. Fairbank and will focus on strategy, risk management and executive recruiting matters. Matthew W. Cooper will succeed Mr. Finneran as General Counsel of the Company where he will be responsible for overseeing the Company’s Legal Department and will report to Mr. Fairbank.

Effective August 1, 2018, Sheldon Hall will succeed Mr. Finneran as the Company’s Chief Risk Officer and will report to Mr. Fairbank. At such time, Mr. Finneran will become a Senior Advisor to Mr. Fairbank and other senior executives in the Company, as well as to the Board of Directors. In that role, Mr. Finneran will continue to report to Mr. Fairbank and will advise on legal and regulatory issues, and corporate strategy, reputation, mission and culture. Mr. Finneran remains the Company’s Corporate Secretary, responsible for all Board of Directors and Senior Executive governance processes.

Mr. Cooper, age 46, joined the Company in January 2009 and has served in successively senior roles in the Company’s legal department, most recently as the functional head of the department. Prior to joining the Company, Mr. Cooper held various executive positions in the legal department of General Electric, Inc. and one of its successor companies, Genworth Financial.

Mr. Hall, age 41, joined the Company in June 1997 and currently leads a significant portion of the Company’s U.S. Card business where is he is responsible for developing overall business strategy, product development and innovation, and customer experience. He has held roles of increasing responsibility across the Company, including President of Capital One Auto Finance and the Vice President leading the Company’s national small business lending line of business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date:	January 9, 2018	By:	/s/	R. SCOTT BLACKLEY
R. Scott Blackley
Chief Financial Officer

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